EFFECTIVE AUGUST 23RD, 2004
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):  APRIL 21, 2005



                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     DELAWARE                         0-21802               34-1741211
  (STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)
  INCORPORATION  OR  ORGANIZATION)                       (IRS  EMPLOYER
                                                       IDENTIFICATION  NO.)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO                                        43606
  (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP  CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01  -  Other  Events

N-Viro International Corporation was notified on April 22, 2005 that the Delaware Chancery Court, or the Court, issued an order on April 21, 2005 that the Company's Settlement Agreement and Release, or the Agreement, filed June 30, 2004 of a derivative action by Strategic Asset Management, Inc. has been confirmed and approved, with one change to the Agreement. The Court awarded the sum of $150,000 for fees and expenses. The Order has been attached to this filing as Exhibit 10.1.

N-Viro International Corporation was notified on April 22, 2005 that Strategic Asset Management, Inc., or SAMI, the Plaintiff, and Mark Behringer, the Intervening Plaintiff, jointly filed a Notice of Motion of Dismissal Pursuant to Rule 41(a) on April 22, 2005, dismissing the derivative action by SAMI. The Notice of Motion of Dismissal Pursuant to Rule 41(a) has been attached to this filing as Exhibit 10.2.



Item  9.01  -  Financial  Statements  and  Exhibits

(c)     Exhibits

    Exhibit  No.  Description
    10.1          Delaware  Chancery  Court  Order  dated  April  21,  2005.
    10.2 Notice of Motion of Dismissal Pursuant to Rule 41(a) dated April 22, 2005.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          April 29, 2005                  By:   /s/  James K. McHugh
                --------------                        ----------------------
                                                      James  K.  McHugh
                                                      Chief  Financial  Officer